EXTENSION AGREEMENT
                         RE: LEASE DATED FEBRUARY - 1995
                      BENDELL REALTY, L.L.C., LANDLORD and
                MAJOR CHRYSLER PLYMOUTH JEEP EAGLE, INC., TENANT

      PREMISES: 34-20 45TH Street, L.I.C., NY

            WHEREAS, LANDLORD and TENANT acknowledge that the above lease by and between BENDELL REALTY, L.L.C., LANDLORD and MAJOR CHRYSLER PLYMOUTH JEEP EAGLE, INC., TENANT is in full force and effect (the "Lease"); and

            WHEREAS, the Lease had a stated termination date of December 31, 1995; and

            WHEREAS, thereafter, by Extension Agreement dated May 29, 1996, the termination date was extended to December 31, 1996; and

            WHEREAS, thereafter, by Extension Agreement dated August 14, 1997, the termination date was extended to December 31, 1997;

            WHEREAS, LANDLORD and TENANT desire to further extend the Lease to December 31, 1998 on the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration receipt whereof is hereby acknowledged, the parties agree as follows:

            1. The Lease termination date is modified and extended to December 31, 1998.

            2. The monthly rentals are modified and, for the period January 1, 1998 to December 31, 1998, shall be at the rate of $11,000.00 per month.

            3. Except as modified herein, the Lease remains in full force and effect.

Dated: December 16, 1997

                                       BENDELL REALTY, L.L.C., LANDLORD


                                       BY: /s/ Bruce Bendell
                                           --------------------------------
                                                 BRUCE BENDELL

MAJOR CHRYSLER PLYMOUTH JEEP EAGLE,
INC., TENANT

BY: /s/ Bruce Bendell
    --------------------------------
           BRUCE BENDELL